                                                                    Exhibit 10.1

                                AMENDMENT NO. 3

     THIS AMENDMENT is made and entered into as of 20th day of June, 2003, by and between MOSSIMO, INC., a Delaware corporation with offices located at 2016 Broadway, Santa Monica, CA 90404 ("LICENSOR"), and TARGET BRANDS, INC., a Minnesota corporation with offices located at 1000 Nicollet Mall, Minneapolis, MN 55403, and a wholly owned subsidiary of Target Corporation, a Minnesota corporation ("LICENSEE").

     WHEREAS, Assignor and Licensor entered into that certain License Agreement dated as of March 28, 2000, and amended on February 1, 2002 and February 2, 2003 (as amended, the "Agreement");

     WHEREAS, the parties desire to amend the Agreement in the manner set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. CAPITALIZED TERMS. Capitalized terms used and not defined herein shall have the same meaning as in the Agreement.

2. The parties hereby amend the Agreement to delete the following Trademarks from Exhibit A:

          MOSSIMO AND BADGE Design      Class 25       Reg. No. 1813793
          MOSSIMO AND M DESIGN          Class 9        Reg. No. 1775768
          MOSSIMO AND M DESIGN          Class 25       Reg. No. 1620035
          MOSSIMO FOOTWEAR              Class 25       App. No. 75/768844
          MOSSIMO FOOTWEAR              Class 35       App. No. 75/767903

3. The revised Exhibit A attached to this Amendment No. 3 shall supersede and replace the previous version.

4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California without regard to its choice of law principles.

5. COUNTERPARTS. This Amendment may be executed by facsimile and in one or more counterparts, all of which shall be considered one and the same agreement.

6. FULL FORCE AND EFFECT. Except as expressly amended herein, all of the terms and conditions contained in the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 as of the date first above written.

TARGET BRANDS, INC.                             MOSSIMO, INC.

By: /s/ Erica C. Street                         By: /s/ Mossimo Giannulli
    ----------------------------                    ----------------------------
        Erica C. Street                                 Mossimo Giannulli
        President                                       Chief Executive Officer


ACKNOWLEDGED:

TARGET CORPORATION

By: /s/ Patricia M. Adams
    ----------------------------
        Patricia Adams
        Sr. Vice President

                                       2

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                                   EXHIBIT A

                                   TRADEMARKS
                                   ----------

REGISTRATIONS
-------------

    TRADEMARK              CLASS      REGISTRATION NUMBER      REGISTRATION DATE
M IN A BOX DESIGN           25              1611314               28 Aug 1990
MOSS                         9              2155830               05 May 1998
MOSS                        25              2157797               12 May 1998
MOSSIMO (Block)              3              2491176               18 Sep 2001
MOSSIMO (Block)              9              1746343               12 Jan 1993
MOSSIMO (Block)             14              2051272               08 Apr 1997
MOSSIMO (Block)             25              1551068               08 Aug 1989
MOSSIMO (Stylized)           3              2591646               09 Jul 2002
MOSSIMO (Stylized)           9              2329496               14 Mar 2000
MOSSIMO (Stylized)          14              2053214               15 Apr 1997
MOSSIMO (Stylized)          18              2341551               11 Apr 2000
MOSSIMO (Stylized)          25              2201308               03 Nov 1998
MOSSIMO (Stylized)          42              1970116               23 Apr 1996
MOSSIMO (Stylized)          42              1984437               02 Jul 1996
MOSSIMO GIANNULLI            9              2157796               12 May 1998
MOSSIMO GIANNULLI           25              2155829               05 May 1998

APPLICATIONS
------------

    TRADEMARK              CLASS      REGISTRATION NUMBER      REGISTRATION DATE
BABY MOSS                   25              76/034442             12 Apr 2000
MOSS                     14,18              76/056284             24 May 2000
MOSS (divided out)           3              75/981026             24 May 2000